UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported)           January 25, 2006 (January 23, 2006)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(610) 558-9800

Not Applicable

Former name or former address, if changed since last report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into or Amendment of Material Definitive Agreement.
     On January 23, 2006, DURECT Corporation (“DURECT”) and the Registrant’s wholly owned subsidiary, Endo Pharmaceuticals Inc. (“Endo”“), entered into Amendment No. 3 to the Development, Commercialization and Supply License Agreement dated November 8, 2002 (the “Agreement”) relating to the development and commercialization of the CHRONOGESICTM product candidate in the U.S. and Canada. Prior to the present amendment, in addition to other specified termination rights provided to both parties, the Agreement provided Endo with a right to terminate the Agreement starting January 1, 2006 in the event that DURECT had not commenced a specified clinical trial for the CHRONOGESICTM product candidate on or before January 1, 2006, provided that Endo provided DURECT written notice of such termination prior to January 31, 2006. Under Amendment No. 3, the foregoing termination right was amended to provide Endo with the right to terminate the Agreement in the event that (i) DURECT had not delivered to Endo on or before March 31, 2007 a written notice (the “Notice”) that a human pharmacokinetic trial had been completed with the CHRONOGESICTM product candidate, together with a full study report of the results of the trial or (ii) Endo, determines, in its sole discretion, to terminate the Agreement during the sixty-day period after DURECT’s delivery of the Notice, provided that, in each case Endo delivers to DURECT its written notice of termination prior to April 30, 2007. Under Amendment No. 3, Endo shall not be responsible for any development costs for the CHRONOGESICTM product candidate prior to May 1, 2007. Commencing on May 1, 2007, unless the Agreement is earlier terminated by Endo, Endo will fund 50% of the ongoing development costs for the CHRONOGESICTM product candidate in accordance with the terms of the Agreement. A copy of Amendment No. 3 to the Development, Commercialization and Supply License Agreement between DURECT Corporation and Endo is attached as Exhibit 10.42.4 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
                    Not applicable.
(b)     Pro Forma Financial Information.
                    Not applicable.
(c)     Exhibits.

Exhibit Number	Description
10.42.4	Amendment No. 3 to the Development, Commercialization and Supply License Agreement between DURECT Corporation and Endo Pharmaceuticals Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE

Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer & Secretary

     Dated:  January 25, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
10.42.4	Amendment No. 3 to the Development, Commercialization and Supply License Agreement between DURECT Corporation and Endo Pharmaceuticals Inc.